T. Rowe Price Summit Municipal Funds, Inc.

T. Rowe Price Summit Municipal Intermediate Fund

Supplement to prospectus dated March 1, 2006

On July 19, 2006, the fund`s Board of Directors authorized the fund to change its current operating policy on investments in bonds subject to the alternative minimum tax (AMT) located on page 33 of the prospectus. The old policy permitted the fund to invest without limit in AMT bonds; the new policy allows the fund to derive only up to 20% of its income from bonds subject to the AMT.

The date of this supplement is August 29, 2006

C10-041 8/29/06